UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2018

     MFS® Charter Income Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site, and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-637-2304 or by logging into your Investor Center account at www.computershare.com/investor.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-637-2304 to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value

Fixed income sectors (i)
High Yield Corporates	53.2%
Emerging Markets Bonds	16.3%
Investment Grade Corporates	10.1%
Non-U.S. Government Bonds	6.4%
U.S. Treasury Securities	6.3%
Mortgage-Backed Securities	5.2%
Collateralized Debt Obligations	2.1%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.2%
Municipal Bonds	0.2%
Floating Rate Loans	0.2%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	8.7 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	7.9%
AA	2.1%
A	6.4%
BBB	16.2%
BB	35.3%
B	23.5%
CCC	4.4%
CC	0.3%
C	0.1%
D (o)	0.0%
U.S. Government	19.1%
Federal Agencies	5.2%
Not Rated	(19.8)
Non-Fixed Income	0.2%
Cash & Cash Equivalents (Less Liabilities)	(22.8)%
Other	21.9%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2018, shares of the fund provided a total return of –0.36%, at net asset value and a total return of –3.56%, at market value. This compares with a return of 0.36% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (“Blended Index”), generated a return of –0.66%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, eurozone and Japan remained above trend despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second

Management Review – continued

half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Blended Index, the fund’s positioning along the yield curve(y) contributed to relative performance. The fund’s lesser exposure to the government-related sovereign sector, and a greater exposure to the treasury sector, helped relative results. Additionally, security selection within the government-related agencies, treasury and financial institutions sectors also supported relative returns.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage benefited the fund’s performance.

Conversely, the fund’s security selection within the industrials and government-related sovereign sectors, in particular within “B” rated (r) bonds, detracted from relative results. Additionally, security selection within the utilities sector, particularly in high yield securities, also held back relative performance.

Respectfully,

Portfolio Manager(s)

Robert Spector, Ward Brown, David Cole, Pilar Gomez-Bravo, Joshua Marston, Robert Persons, Matt Ryan, Michael Skatrud, and Erik Weisman

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective June 30, 2018, Richard Hawkins is no longer a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/18

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price
Year Ended 11/30/18	Net Asset Value	11/30/18		$8.44
		11/30/17		$9.26
	New York Stock Exchange Price	11/30/18		$7.41
		1/05/18	(high) (t)	$8.54
		11/21/18	(low) (t)	$7.26
		11/30/17		$8.40

Total Returns vs Benchmark(s)

Year Ended 11/30/18	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	(3.56)%
	Net Asset Value (r)	(0.36)%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	0.36%
	MFS Charter Income Trust Blended Index (f)(w)	(0.66)%
	Bloomberg Barclays U.S. Credit Bond Index (f)	(2.79)%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	(0.74)%
	FTSE World Government Bond Non-Dollar Hedged Index (f)	1.95%
	JPMorgan Emerging Markets Bond Index Global (f)	(5.39)%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period December 1, 2017 through November 30, 2018.

Performance Summary – continued

(w)

As of November 30, 2018, the MFS Charter Income Trust Blended Index was comprised of 42% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15.2% FTSE World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Bloomberg Barclays U.S. Credit Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

FTSE World Government Bond Non-Dollar Hedged Index (formerly Citigroup World Government Bond Non-Dollar Hedged Index) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective June 30, 2018, Richard Hawkins is no longer a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 120.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.1%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$140,000	$133,000
DAE Funding LLC, 5.75%, 11/15/2023 (n)	725,000	712,313
DAE Funding LLC, 5%, 8/01/2024 (n)	1,640,000	1,545,700
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	140,000	128,674
L3 Technologies, Inc., 3.85%, 6/15/2023	213,000	211,137
Lockheed Martin Corp., 3.55%, 1/15/2026	263,000	257,809
TransDigm, Inc., 6.5%, 7/15/2024	925,000	927,313
TransDigm, Inc., 6.375%, 6/15/2026	595,000	580,803

		$4,496,749
Apparel Manufacturers - 0.0%
Coach, Inc., 4.125%, 7/15/2027	$193,000	$179,616

Asset-Backed & Securitized - 2.8%
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	$1,120,000	$1,114,980
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.936% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	362,844	335,025
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.457% (LIBOR - 1mo. + 1.15%), 3/15/2028 (n)	456,221	457,274
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	500,000	487,658
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	3,545,404	425,449
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)	592,000	587,769
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 4.099% (LIBOR - 3mo. + 1.65%), 1/17/2026 (n)	929,626	929,160
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.475% (LIBOR - 1mo. + 1.2%), 10/21/2023 (n)	290,500	288,902
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.145% (LIBOR - 3mo. + 1.7%), 7/18/2031 (z)	940,000	930,408
Kref Ltd., 2018-FL1, “A”, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036 (z)	385,000	384,980
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	2,526,000	2,515,404
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 3.236% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	693,000	683,518
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.89% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)	1,050,000	1,027,766

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		$768,632	$742,889

			$10,911,182
Automotive - 1.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$2,006,000	$1,930,775
Ferrari N.V., 1.5%, 3/16/2023	EUR	350,000	395,922
General Motors Co., 6.75%, 4/01/2046		$123,000	119,561
General Motors Financial Co., Inc., 3.45%, 4/10/2022		256,000	245,822
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		1,230,000	1,085,475
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		225,000	165,937
Lear Corp., 3.8%, 9/15/2027		162,000	146,016
LKQ Euro Holdings B.V., 3.625%, 4/01/2026	EUR	100,000	110,097
LKQ European Holdings B.V., 3.625%, 4/01/2026 (n)		100,000	110,097
Volkswagen Bank GmbH, 0.75%, 6/15/2023		220,000	239,325
Volkswagen Financial Services AG, 0.875%, 4/12/2023		200,000	219,537
Volkswagen International Finance N.V., 2.7% to 12/14/2022, FLR (EUR Swap Rate - 5yr. + 2.54%) to 12/14/2027, FLR (EUR Swap Rate - 5yr. + 2.79%) to 12/14/2042, FLR (EUR Swap Rate - 5yr. + 3.54%) to 12/31/2099		100,000	107,142
Volkswagen International Finance N.V., 3.375% to 6/27/2024, FLR (EUR Swap Rate - 6yr. + 2.97%) to 6/27/2028, FLR (EUR Swap Rate - 6yr. + 2.22%) to 6/27/2044, FLR (EUR Swap Rate - 6yr. + 3.97%) to 12/31/2099		200,000	209,470

			$5,085,176
Banks & Diversified Financials (Covered Bonds) - 0.1%
CaixaBank S.A., 1.125%, 1/12/2023	EUR	200,000	$220,271

Broadcasting - 2.1%
Liberty Media Corp. - Liberty Formula One,
8.5%, 7/15/2029		$720,000	$745,200
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		735,000	760,725
Match Group, Inc., 6.375%, 6/01/2024		1,010,000	1,044,340
Netflix, Inc., 5.875%, 2/15/2025		925,000	943,500
Netflix, Inc., 4.875%, 4/15/2028		325,000	299,812
Netflix, Inc., 5.875%, 11/15/2028 (n)		1,145,000	1,128,855
Netflix, Inc., 4.625%, 5/15/2029 (n)	EUR	625,000	695,180
RELX Finance B.V., 1%, 3/22/2024		150,000	168,960
SES S.A., 1.625%, 3/22/2026		200,000	217,858
WMG Acquisition Corp., 5%, 8/01/2023 (n)		$210,000	207,113
WMG Acquisition Corp., 4.125%, 11/01/2024	EUR	328,500	385,376

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		$1,120,000	$1,083,600
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		225,000	218,250
WPP Finance, 2.875%, 9/14/2046	GBP	150,000	138,868
WPP Finance 2016 Co., 1.375%, 3/20/2025	EUR	120,000	132,353

			$8,169,990
Brokerage & Asset Managers - 0.2%
Charles Schwab Corp., 3.85%, 5/21/2025		$229,000	$229,593
E*TRADE Financial Corp., 2.95%, 8/24/2022		199,000	191,831
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 2.625%) to 4/11/2048	EUR	100,000	111,258
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$178,000	175,863
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		292,000	289,318

			$997,863
Building - 2.5%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$1,155,000	$1,153,498
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		535,000	518,281
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		1,220,000	1,107,150
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		205,000	177,550
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		205,000	189,625
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		930,000	830,025
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		133,000	121,265
Martin Marietta Materials, Inc., 3.5%, 12/15/2027		179,000	162,312
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		945,000	973,350
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		1,051,000	969,548
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		387,000	393,773
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		1,675,000	1,591,250
Standard Industries, Inc., 6%, 10/15/2025 (n)		665,000	648,375
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		1,015,000	1,004,820
Summit Materials LLC/Summit Materials Finance Co., 5.125%, 6/01/2025 (n)		190,000	172,425

			$10,013,247
Business Services - 2.6%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)		$670,000	$649,900
CDK Global, Inc., 4.875%, 6/01/2027		1,265,000	1,179,612
Cisco Systems, Inc., 2.2%, 2/28/2021		350,000	341,837
Equinix, Inc., 5.375%, 4/01/2023		825,000	831,188
Equinix, Inc., 5.75%, 1/01/2025		567,000	576,809
Equinix, Inc., 5.875%, 1/15/2026		490,000	497,350

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - continued
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$146,000	$144,226
Fidelity National Information Services, Inc., 5%, 10/15/2025		39,000	40,224
Fidelity National Information Services, Inc., 3%, 8/15/2026		267,000	242,588
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)		955,000	909,637
First Data Corp., 5%, 1/15/2024 (n)		1,705,000	1,681,471
MSCI, Inc., 4.75%, 8/01/2026 (n)		940,000	895,350
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)		1,265,000	1,246,025
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)		900,000	838,125
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		335,000	322,438

			$10,396,780
Cable TV - 4.9%
Altice Financing S.A., 6.625%, 2/15/2023 (n)		$505,000	$498,687
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		2,110,000	2,120,972
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		415,000	407,738
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		1,555,000	1,555,016
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)		895,000	877,100
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		135,000	137,824
CSC Holdings LLC, 5.5%, 5/15/2026 (z)		705,000	682,748
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		2,135,000	2,047,572
CSC Holdings LLC, 7.5%, 4/01/2028 (z)		500,000	515,600
DISH DBS Corp., 5.875%, 11/15/2024		845,000	718,250
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)		310,000	289,850
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		810,000	714,825
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	260,000	200,294
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		$740,000	718,910
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		900,000	921,375
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		705,000	694,425
Sky PLC, 2.5%, 9/15/2026	EUR	250,000	301,764
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		$1,600,000	1,464,000
Time Warner Cable, Inc., 4.5%, 9/15/2042		119,000	93,818
Videotron Ltd., 5.375%, 6/15/2024 (n)		350,000	349,125
Videotron Ltd., 5.125%, 4/15/2027 (n)		1,440,000	1,364,400
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)		200,000	190,000
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		1,100,000	1,029,875
VTR Finance B.V., 6.875%, 1/15/2024 (n)		431,000	436,926

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		$1,155,000	$1,053,221

			$19,384,315
Chemicals - 2.0%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$261,000	$245,302
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		1,485,000	1,437,777
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		610,000	603,747
International Flavors & Fragrances, Inc., 1.8%, 9/25/2026	EUR	100,000	111,871
OCI N.V., 5%, 4/15/2023		330,000	386,202
OCI N.V., 6.625%, 4/15/2023 (n)		$1,155,000	1,172,325
PolyOne Corp., 5.25%, 3/15/2023		865,000	862,837
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024		273,000	272,659
Sasol Financing USA LLC, 6.5%, 9/27/2028		1,025,000	1,019,094
SPCM S.A., 4.875%, 9/15/2025 (n)		1,250,000	1,143,125
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 6.5%, 10/01/2026 (n)	EUR	815,000	857,107

			$8,112,046
Computer Software - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$780,000	$790,868
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		670,000	677,318
Microsoft Corp., 4.1%, 2/06/2037		161,000	160,642
Ubisoft Entertainment S.A., 1.289%, 1/30/2023	EUR	100,000	111,969

			$1,740,797
Computer Software - Systems - 1.1%
Apple, Inc., 4.5%, 2/23/2036		$217,000	$224,512
Apple, Inc., 3.6%, 7/31/2042	GBP	130,000	181,578
Apple, Inc., 4.25%, 2/09/2047		$84,000	81,529
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		140,000	140,000
CDW LLC/CDW Finance Corp., 5%, 9/01/2025		395,000	385,125
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		1,065,000	1,050,356
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		605,000	613,319
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		1,550,000	1,542,250

			$4,218,669
Conglomerates - 2.4%
Amsted Industries Co., 5%, 3/15/2022 (n)		$1,935,000	$1,901,137
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		1,300,000	1,261,000
EnerSys, 5%, 4/30/2023 (n)		1,535,000	1,496,625
Entegris, Inc., 4.625%, 2/10/2026 (n)		1,650,000	1,526,894
Gates Global LLC, 6%, 7/15/2022 (n)		436,000	433,820

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - continued
Roper Technologies, Inc., 4.2%, 9/15/2028		$152,000	$148,284
Smiths Group PLC, 2%, 2/23/2027	EUR	200,000	222,691
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		$1,040,000	1,027,000
TriMas Corp., 4.875%, 10/15/2025 (n)		1,195,000	1,120,313
United Technologies Corp., 4.625%, 11/16/2048		190,000	182,774
Wabtec Corp., 4.7%, 9/15/2028		140,000	132,460

			$9,452,998
Construction - 0.7%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		$450,000	$73,215
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		853,000	139,679
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		1,370,000	1,286,087
Toll Brothers Finance Corp., 4.875%, 11/15/2025		335,000	318,250
Toll Brothers Finance Corp., 4.35%, 2/15/2028		1,280,000	1,123,200

			$2,940,431
Consumer Products - 1.0%
Coty, Inc., 4.75%, 4/15/2026 (n)	EUR	200,000	$200,642
Coty, Inc., 6.5%, 4/15/2026 (n)		$470,000	413,600
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/2026 (n)		710,000	667,400
JAB Holdings B.V., 2%, 5/18/2028	EUR	300,000	333,599
JAB Holdings B.V., 2.5%, 6/25/2029		200,000	228,206
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)		$241,000	238,891
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		250,000	248,664
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		272,000	249,971
Spectrum Brands, Inc., 6.125%, 12/15/2024		150,000	144,750
Spectrum Brands, Inc., 5.75%, 7/15/2025		1,120,000	1,059,800

			$3,785,523
Consumer Services - 1.3%
Cimpress N.V., 7%, 6/15/2026 (n)		$770,000	$748,825
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		765,000	738,225
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	200,000	226,232
ManpowerGroup, 1.75%, 6/22/2026		150,000	169,542
Matthews International Corp., 5.25%, 12/01/2025 (n)		$845,000	785,850
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		650,000	619,938
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	200,000	226,905
Priceline Group, Inc., 3.55%, 3/15/2028		$141,000	130,572
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		1,055,000	1,015,437
Visa, Inc., 4.15%, 12/14/2035		234,000	235,330
Visa, Inc., 4.3%, 12/14/2045		150,000	150,070

			$5,046,926

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - 2.6%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	250,000	$275,242
ARD Finance S.A., 7.125%, 9/15/2023		$650,000	598,000
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (p)(z)		405,000	331,031
Berry Global Group, Inc., 5.5%, 5/15/2022		1,025,000	1,025,000
Crown American LLC, 4.5%, 1/15/2023		875,000	861,000
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)		815,000	785,497
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		520,000	483,600
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		805,000	743,619
Multi-Color Corp., 6.125%, 12/01/2022 (n)		1,321,000	1,324,302
Reynolds Group, 5.75%, 10/15/2020		494,245	493,627
Reynolds Group, 5.125%, 7/15/2023 (n)		450,000	439,313
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		337,000	324,278
Sealed Air Corp., 4.875%, 12/01/2022 (n)		1,110,000	1,105,838
Sealed Air Corp., 5.5%, 9/15/2025 (n)		170,000	167,875
Silgan Holdings, Inc., 4.75%, 3/15/2025		855,000	803,700
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)		695,000	705,425

			$10,467,347
Electrical Equipment - 0.5%
Arrow Electronics, Inc., 3.5%, 4/01/2022		$173,000	$169,041
CommScope Technologies LLC, 5%, 3/15/2027 (n)		2,305,000	1,898,744

			$2,067,785
Electronics - 0.9%
ASML Holding N.V., 1.375%, 7/07/2026	EUR	250,000	$285,464
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$240,000	215,953
Qorvo, Inc., 5.5%, 7/15/2026 (n)		1,145,000	1,110,650
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		520,000	521,300
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,555,000	1,496,687

			$3,630,054
Emerging Market Quasi-Sovereign - 4.1%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)		$400,000	$373,532
Aeropuerto Internacional de Tocumen S.A., 6%, 11/18/2048 (n)		987,000	959,858
Empresa Nacional del Petroleo, 3.75%, 8/05/2026		568,000	519,669
Empresa Nacional del Petroleo, 5.25%, 11/06/2029 (n)		767,000	760,467
EQUATE Petrochemical B.V., 4.25%, 11/03/2026		1,022,000	970,900
Eskom Holding SOC Ltd., 6.35%, 8/10/2028		1,024,000	969,216
KazMunayGas National Co., 5.375%, 4/24/2030 (n)		500,000	476,604

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
NTPC Ltd., 4.25%, 2/26/2026		$442,000	$418,640
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		351,000	355,103
Petrobras Global Finance B.V., 5.299%, 1/27/2025		1,548,000	1,460,383
Petrobras Global Finance B.V., 5.75%, 2/01/2029		1,307,000	1,196,558
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		1,062,000	990,315
Petroleos del Peru S.A., 4.75%, 6/19/2032		475,000	442,938
Petroleos Mexicanos, 6.5%, 1/23/2029 (n)		1,532,000	1,407,602
PT Indonesia Asahan Aluminium (Persero), 6.53%, 11/15/2028 (n)		450,000	463,320
PT Indonesia Asahan Aluminium (Persero), 6.757%, 11/15/2048 (n)		944,000	931,305
PT Perusahaan Listrik Negara, 2.875%, 10/25/2025 (n)	EUR	200,000	223,973
PT Perusahaan Listrik Negara, 5.375%, 1/25/2029 (n)		$597,000	586,697
REC Ltd., 5.25%, 11/13/2023 (n)		1,510,000	1,532,046
Southern Gas Corridor CJSC, 6.875%, 3/24/2026		1,315,000	1,375,148

			$16,414,274
Emerging Market Sovereign - 6.3%
Arab Republic of Egypt, 8.5%, 1/31/2047		$1,025,000	$933,847
Dominican Republic, 5.95%, 1/25/2027		842,000	826,212
Dominican Republic, 6%, 7/19/2028 (n)		550,000	538,313
Dominican Republic, 6.5%, 2/15/2048 (n)		150,000	138,000
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		593,000	571,023
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		1,398,000	1,349,294
Federative Republic of Brazil, 5%, 1/27/2045		550,000	459,250
Government of Ukraine, 8.994%, 2/01/2024 (n)		593,000	559,009
Government of Ukraine, 7.75%, 9/01/2024		1,047,000	932,353
Government of Ukraine, 9.75%, 11/01/2028 (n)		1,213,000	1,142,100
Oriental Republic of Uruguay, 4.975%, 4/20/2055		563,000	514,582
Republic of Angola, 9.375%, 5/08/2048		954,000	922,919
Republic of Argentina, 6.875%, 4/22/2021		344,000	324,564
Republic of Argentina, 4.625%, 1/11/2023		1,700,000	1,418,650
Republic of Argentina, 7.5%, 4/22/2026		1,170,000	993,342
Republic of Argentina, 6.875%, 1/26/2027		1,210,000	974,667
Republic of Cote d’Ivoire, 5.25%, 3/22/2030	EUR	929,000	931,560
Republic of Hungary, 5.75%, 11/22/2023		$486,000	516,987
Republic of Hungary, 7.625%, 3/29/2041		470,000	628,713
Republic of Indonesia, 2.875%, 7/08/2021 (n)	EUR	175,000	207,909
Republic of Indonesia, 4.125%, 1/15/2025		$831,000	805,384
Republic of Indonesia, 4.125%, 1/15/2025 (n)		342,000	331,458
Republic of Indonesia, 8.25%, 5/15/2029	IDR	21,298,000,000	1,525,699
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$550,000	548,625
Republic of South Africa, 5.875%, 6/22/2030		817,000	772,114

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Sri Lanka, 6.125%, 6/03/2025		$643,000	$555,231
Republic of Turkey, 7.25%, 12/23/2023		1,655,000	1,642,587
Republic of Turkey, 7.375%, 2/05/2025		550,000	542,509
Republic of Turkey, 5.2%, 2/16/2026	EUR	994,000	1,101,676
Republic of Turkey, 4.875%, 10/09/2026		$1,432,000	1,205,544
Russian Federation, 4.75%, 5/27/2026		800,000	778,744
United Mexican States, 4.6%, 2/10/2048		326,000	280,852

			$24,973,717
Energy - Independent - 3.2%
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)		$451,812	$163
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024		1,160,000	826,500
Callon Petroleum Co., 6.375%, 7/01/2026		925,000	890,312
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)		1,340,000	1,252,900
Diamondback Energy, Inc., 5.375%, 5/31/2025		1,405,000	1,389,194
Gulfport Energy Corp., 6%, 10/15/2024		465,000	425,475
Gulfport Energy Corp., 6.375%, 5/15/2025		615,000	558,113
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)		805,000	748,650
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas
Finance Corp., 6%, 8/01/2026 (n)		885,000	856,237
Oasis Petroleum, Inc., 6.25%, 5/01/2026 (n)		825,000	761,062
Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/2025 (n)		245,000	231,525
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)		1,785,000	1,695,750
QEP Resources, Inc., 5.25%, 5/01/2023		855,000	816,525
Sanchez Energy Corp., 6.125%, 1/15/2023		680,000	170,000
SM Energy Co., 6.75%, 9/15/2026		1,195,000	1,147,200
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		987,000	899,252

			$12,668,858
Energy - Integrated - 0.0%
Eni S.p.A., 4%, 9/12/2023 (n)		$200,000	$194,857

Entertainment - 0.8%
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)		$975,000	$969,823
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)		2,345,000	2,245,337

			$3,215,160
Financial Institutions - 0.9%
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027		$379,000	$329,405
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		490,000	488,162

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
EXOR N.V., 1.75%, 1/18/2028	EUR	200,000	$213,616
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		$1,940,000	1,951,892
Wand Merger Corp., 8.125%, 7/15/2023 (n)		425,000	429,250

			$3,412,325
Food & Beverages - 2.7%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	250,000	$263,540
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$80,000	71,804
Aramark Services, Inc., 4.75%, 6/01/2026		1,225,000	1,166,812
Aramark Services, Inc., 5%, 2/01/2028 (n)		760,000	722,000
Constellation Brands, Inc., 4.4%, 11/15/2025		227,000	226,043
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)		1,510,000	1,457,150
Danone S.A., 2.077%, 11/02/2021 (n)		236,000	225,758
Danone S.A., 2.589%, 11/02/2023 (n)		553,000	520,538
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		215,000	208,550
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)		1,560,000	1,532,700
Kraft Heinz Foods Co., 5.2%, 7/15/2045		31,000	28,163
Kraft Heinz Foods Co., 4.375%, 6/01/2046		130,000	106,176
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)		705,000	680,325
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)		420,000	409,080
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)		1,410,000	1,335,975
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)		1,590,000	1,578,075
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	299,588

			$10,832,277
Gaming & Lodging - 2.1%
CCM Merger, Inc., 6%, 3/15/2022 (n)		$715,000	$723,937
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025		760,000	755,060
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026		145,000	143,811
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)		950,000	928,625
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025		1,260,000	1,215,900
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023 (z)		870,000	863,475
MGM Resorts International, 6.625%, 12/15/2021		445,000	466,138
MGM Resorts International, 6%, 3/15/2023		460,000	467,475
MGM Resorts International, 5.75%, 6/15/2025		875,000	860,781
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021		495,000	490,050
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023		670,000	661,625
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)		850,000	818,125

			$8,395,002
Industrial - 0.7%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)		$845,000	$836,550
Grainger PLC, 3.375%, 4/24/2028	GBP	120,000	150,413

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - continued
Investor AB, 1.5%, 9/12/2030	EUR	200,000	$226,953
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)		$1,615,000	1,510,025

			$2,723,941
Insurance - 0.4%
American International Group, Inc., 1.875%, 6/21/2027	EUR	110,000	$117,324
Argentum Zurich Insurance, 3.5%, 10/01/2046		200,000	233,240
AssuredPartners Inc., 7%, 8/15/2025 (n)		$875,000	825,781
NN Group N.V., 4.625%, 4/08/2044	EUR	200,000	237,803

			$1,414,148
Insurance - Health - 0.6%
Aetna, Inc., 2.8%, 6/15/2023		$317,000	$299,731
Centene Corp., 6.125%, 2/15/2024		590,000	613,541
Centene Corp., 5.375%, 6/01/2026 (n)		1,095,000	1,101,844
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)		201,000	198,443

			$2,213,559
Insurance - Property & Casualty - 0.7%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$234,000	$226,695
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		95,000	93,128
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		221,000	216,216
Chubb INA Holdings, Inc., 2.5%, 3/15/2038	EUR	126,000	136,903
Hiscox Ltd., 6.125%, 11/24/2045	GBP	100,000	130,510
Hub International Ltd., 7%, 5/01/2026 (n)		$830,000	790,575
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		365,000	367,478
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		159,000	154,678
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		131,000	119,409
QBE Capital Funding III Ltd., 7.5%, 5/24/2041	GBP	200,000	271,291
XLIT Ltd., 3.25% to 6/29/2027, FLR (EURIBOR - 3mo. + 2.9%) to 6/29/2047	EUR	230,000	252,519

			$2,759,402
International Market Quasi-Sovereign - 0.1%
Bank of Iceland, 1.75%, 9/07/2020	EUR	200,000	$230,722
Landsbanki Islands HF, 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024		$150,000	165,772

			$396,494
International Market Sovereign - 14.6%
Bundesrepublik Deutschland, 0.25%, 2/15/2027	EUR	1,078,000	$1,233,276
Bundesrepublik Deutschland, 0.25%, 8/15/2028		4,893,000	5,508,994
Commonwealth of Australia, 2.75%, 11/21/2028	AUD	2,260,000	1,673,292
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	995,000	1,533,458

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Government of Bermuda, 4.75%, 2/15/2029 (n)		$487,000	$485,783
Government of Canada, 1.5%, 6/01/2023	CAD	5,572,000	4,067,080
Government of Canada, 1.5%, 6/01/2026		5,733,000	4,091,567
Government of Canada, 5.75%, 6/01/2033		2,334,000	2,489,114
Government of Japan, 2.4%, 3/20/2037	JPY	479,300,000	5,597,611
Government of Japan, 0.5%, 6/20/2038		432,600,000	3,748,793
Government of Norway, 2%, 4/26/2028	NOK	19,725,000	2,331,469
Kingdom of Spain, 5.15%, 10/31/2028	EUR	665,000	1,004,883
Republic of Italy, 5.5%, 9/01/2022		925,000	1,178,341
Republic of Italy, 2.5%, 12/01/2024		6,093,000	6,862,597
Republic of Italy, 2%, 2/01/2028		3,734,000	3,888,464
Republic of Italy, 1.65%, 3/01/2032		297,000	275,952
Republic of Portugal, 2.875%, 10/15/2025		2,108,000	2,634,899
Republic of Portugal, 2.125%, 10/17/2028		3,525,000	4,096,805
Republic of Portugal, 4.1%, 4/15/2037		355,000	485,338
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	2,083,000	3,266,849
United Kingdom Treasury, 3.75%, 7/22/2052		730,000	1,319,865

			$57,774,430
Local Authorities - 0.1%
Province of Alberta, 4.5%, 12/01/2040	CAD	255,000	$226,263
Province of British Columbia, 2.3%, 6/18/2026		370,000	268,617

			$494,880
Major Banks - 2.3%
Bank of America Corp., 2.625%, 4/19/2021		$370,000	$362,270
Bank of America Corp., 3.004%, 12/20/2023		399,000	382,873
Bank of America Corp., 3.5%, 4/19/2026		400,000	379,228
Bank of America Corp., 3.248%, 10/21/2027		462,000	424,306
Bank of New York Mellon Corp., 2.95%, 1/29/2023		414,000	402,713
Bankia S.A., 6%, 7/18/2065	EUR	400,000	433,857
Barclays Bank PLC, 6%, 1/14/2021		250,000	305,772
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	100,000	156,361
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$200,000	209,489
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	150,000	165,977
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		$360,000	350,152
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		500,000	523,963
Goldman Sachs Group, Inc., 3.85%, 1/26/2027		314,000	295,946
HSBC Holdings PLC, 4.375%, 11/23/2026		269,000	257,851
JPMorgan Chase & Co., 2.95%, 10/01/2026		601,000	546,471
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR (LIBOR - 3mo. + 1.38%) to 5/01/2028		291,000	274,279

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 4.26% to 2/22/2047, FLR (LIBOR - 3mo. + 1.58%) to 2/22/2048		$153,000	$139,121
Morgan Stanley, 3.125%, 7/27/2026		426,000	389,356
Morgan Stanley, 2.625%, 3/09/2027	GBP	200,000	250,265
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		$439,000	420,140
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		1,420,000	1,375,540
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	300,000	341,203
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR (LIBOR-3mo. + 0.954%) to 8/15/2023 (n)		$750,000	716,256

			$9,103,389
Medical & Health Technology & Services - 3.4%
Avantor, Inc., 9%, 10/01/2025 (n)		$660,000	$669,075
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	250,000	284,824
Becton, Dickinson and Co., 3.734%, 12/15/2024		$239,000	230,641
DaVita, Inc., 5%, 5/01/2025		585,000	548,438
Encompass Health Corp., 5.75%, 9/15/2025		350,000	347,813
HCA, Inc., 7.5%, 2/15/2022		1,085,000	1,171,800
HCA, Inc., 5%, 3/15/2024		890,000	892,225
HCA, Inc., 5.375%, 2/01/2025		1,150,000	1,157,187
HCA, Inc., 5.875%, 2/15/2026		855,000	880,650
HealthSouth Corp., 5.125%, 3/15/2023		1,425,000	1,423,219
HealthSouth Corp., 5.75%, 11/01/2024		30,000	29,850
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)		675,000	626,062
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		200,000	196,794
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		310,000	284,163
Northwell Healthcare, Inc., 3.979%, 11/01/2046		40,000	35,095
Northwell Healthcare, Inc., 4.26%, 11/01/2047		307,000	280,565
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)		455,000	452,725
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)		725,000	701,437
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (z)		450,000	448,313
Tenet Healthcare Corp., 6.75%, 6/15/2023		685,000	676,437
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		476,000	435,333
Universal Health Services, Inc., 7.625%, 8/15/2020		1,115,000	1,115,000
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)		800,000	750,160

			$13,637,806
Medical Equipment - 0.7%
Abbott Laboratories, 4.9%, 11/30/2046		$300,000	$310,596
Stryker Corp., 2.125%, 11/30/2027	EUR	100,000	114,555
Teleflex, Inc., 5.25%, 6/15/2024		960,000	964,800
Teleflex, Inc., 4.875%, 6/01/2026		610,000	590,761

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical Equipment - continued
Teleflex, Inc., 4.625%, 11/15/2027		$790,000	$742,600

			$2,723,312
Metals & Mining - 2.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP,
8.75%, 7/15/2026 (n)		$465,000	$456,862
Cameco Corp., 5.67%, 9/02/2019	CAD	262,000	201,087
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)		$870,000	804,750
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034		1,125,000	945,000
Freeport-McMoRan, Inc., 6.875%, 2/15/2023		1,975,000	2,056,469
Kaiser Aluminum Corp., 5.875%, 5/15/2024		1,735,000	1,726,325
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)		1,135,000	1,123,650
Novelis Corp., 5.875%, 9/30/2026 (n)		1,730,000	1,613,225
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		705,000	651,244
TMS International Corp., 7.25%, 8/15/2025 (n)		655,000	641,900

			$10,220,512
Midstream - 3.8%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$1,232,000	$1,191,960
APT Pipelines Ltd., 5%, 3/23/2035 (n)		280,000	275,712
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)		565,000	559,350
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/2026 (n)		890,000	876,650
Cheniere Energy, Inc., 5.875%, 3/31/2025		905,000	932,150
DCP Midstream Operating LP, 4.95%, 4/01/2022		651,000	649,372
DCP Midstream Operating LP, 3.875%, 3/15/2023		770,000	737,275
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)		700,000	700,875
DCP Midstream Operating LP, 5.6%, 4/01/2044		615,000	545,813
EnLink Midstream Partners LP, 4.4%, 4/01/2024		1,140,000	1,087,566
MPLX LP, 4.5%, 4/15/2038		170,000	146,488
ONEOK, Inc., 4.95%, 7/13/2047		474,000	423,740
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		333,000	312,884
Tallgrass Energy LP, 5.5%, 1/15/2028 (n)		2,510,000	2,466,075
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023		860,000	857,850
Targa Resources Partners LP/Targa Resources Finance
Corp., 5.125%, 2/01/2025 (n)		775,000	747,875
Targa Resources Partners LP/Targa Resources Finance
Corp., 5.375%, 2/01/2027		2,485,000	2,385,600

			$14,897,235

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 5.1%
Fannie Mae, 5.5%, 9/01/2019 - 7/01/2035	$173,501	$184,344
Fannie Mae, 2.641%, 4/25/2020	475,581	475,190
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	38,074	41,504
Fannie Mae, 6%, 8/01/2034 - 2/01/2037	71,288	77,864
Freddie Mac, 3.064%, 8/25/2024	1,141,916	1,125,649
Freddie Mac, 2.811%, 1/25/2025	11,000,000	10,655,833
Freddie Mac, 0.24%, 2/25/2025 (i)	38,000,000	353,746
Freddie Mac, 3.243%, 4/25/2027	991,000	966,586
Freddie Mac, 3.117%, 6/25/2027	298,465	288,273
Freddie Mac, 3.194%, 7/25/2027	1,073,000	1,040,784
Freddie Mac, 3.244%, 8/25/2027	1,160,000	1,128,270
Freddie Mac, 3.187%, 9/25/2027	492,000	476,546
Freddie Mac, 3.286%, 11/25/2027	591,000	575,625
Freddie Mac, 3.35%, 1/25/2028	830,000	813,981
Freddie Mac, 0.261%, 2/25/2028 (i)	36,576,000	498,469
Freddie Mac, 0.427%, 2/25/2028 (i)	15,572,000	414,240
Freddie Mac, 0.249%, 4/25/2028 (i)	15,983,000	201,165
Freddie Mac, 3.9%, 8/25/2028	1,000,000	1,017,557
Freddie Mac, 6%, 8/01/2034	52,996	58,217

		$20,393,843
Municipals - 0.2%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, 6%, 7/01/2027	$20,000	$20,653
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	346,000	362,238
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030	221,000	229,254
Puerto Rico Electric Power Authority Rev., “PP”, 5%, 7/01/2022	95,000	95,586

		$707,731
Natural Gas - Distribution - 0.2%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$248,000	$231,118
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	323,000	309,273
Infraestructura Energética Nova S.A.B. de C.V, 4.875%, 1/14/2048 (n)	500,000	370,625

		$911,016
Natural Gas - Pipeline - 0.4%
Peru LNG, 5.375%, 3/22/2030	$1,558,000	$1,507,365

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - 0.8%
C&W Senior Financing Designated Activity, 7.5%, 10/15/2026 (n)		$388,000	$375,149
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	200,000	223,762
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022		$517,000	522,113
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025		815,000	799,719
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)		1,285,000	1,227,175

			$3,147,918
Oil Services - 0.7%
Apergy Corp., 6.375%, 5/01/2026 (n)		$990,000	$980,100
Diamond Offshore Drill Co., 7.875%, 8/15/2025		440,000	392,700
Diamond Offshore Drill Co., 5.7%, 10/15/2039		945,000	604,800
Schlumberger Ltd., 2.65%, 11/20/2022 (n)		310,000	297,968
Shelf Drill Holdings Ltd., 8.25%, 2/15/2025		376,000	352,500

			$2,628,068
Oils - 1.0%
Marathon Petroleum Corp., 4.75%, 9/15/2044		$200,000	$177,818
Neste Oyj, 1.5%, 6/07/2024	EUR	200,000	229,296
Parkland Fuel Corp., 6%, 4/01/2026 (n)		$1,880,000	1,823,600
Phillips 66, 4.875%, 11/15/2044		150,000	141,996
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		1,514,000	1,460,333

			$3,833,043
Other Banks & Diversified Financials - 0.9%
Bangkok Bank (Hong Kong), 4.05%, 3/19/2024 (n)		$720,000	$717,496
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	200,000	230,978
BPCE S.A., 0.625%, 9/26/2023		100,000	112,641
BPCE S.A., 5.25%, 4/16/2029	GBP	100,000	141,935
Citizens Bank N.A., 2.55%, 5/13/2021		$250,000	243,050
Deutsche Bank AG, 1.875%, 2/28/2020	GBP	200,000	250,401
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022		100,000	132,852
Intesa Sanpaolo S.p.A., 2.125%, 8/30/2023	EUR	200,000	223,259
JSC Kazkommertsbank, 5.5%, 12/21/2022		$1,139,000	1,128,749
KBC Group N.V., 0.875%, 6/27/2023	EUR	100,000	112,832
Macquarie Group Ltd., 1.25% to 3/05/2024, FLR (EURIBOR - 3mo. + 0.83%) to 3/05/2025		100,000	109,059

			$3,403,252
Pharmaceuticals - 0.8%
Allergan Funding SCS, 2.625%, 11/15/2028	EUR	130,000	$147,174
Bayer Capital Corp. B.V., 1.5%, 6/26/2026		200,000	222,056
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (z)		225,000	185,063

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)		$710,000	$647,165
Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022 (z)	EUR	160,000	181,925
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026 (z)		100,000	114,085
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)		$890,000	859,962
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)		705,000	661,784

			$3,019,214
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028		$242,000	$238,339

Precious Metals & Minerals - 0.3%
Teck Resources Ltd., 6%, 8/15/2040		$130,000	$125,450
Teck Resources Ltd., 6.25%, 7/15/2041		930,000	917,213

			$1,042,663
Printing & Publishing - 0.2%
Nielsen Co. Lux S.A.R.L., 5%, 2/01/2025 (n)		$95,000	$92,625
Nielsen Finance LLC, 5%, 4/15/2022 (n)		734,000	717,779

			$810,404
Real Estate - Apartment - 0.1%
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	300,000	$315,905

Real Estate - Healthcare - 0.7%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026		$1,470,000	$1,429,575
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027		1,460,000	1,387,000

			$2,816,575
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$250,000	$240,024
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	150,000	175,460
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026		150,000	162,890

			$578,374
Restaurants - 0.4%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)		$465,000	$456,863
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
America LLC, 5.25%, 6/01/2026 (n)		1,125,000	1,103,197

			$1,560,060

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Retailers - 0.7%
Best Buy Co., Inc., 5.5%, 3/15/2021		$347,000	$360,280
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)		485,000	489,850
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)		300,000	288,750
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)		1,525,000	1,433,500
Home Depot, Inc., 3%, 4/01/2026		310,000	294,361

			$2,866,741
Specialty Stores - 0.2%
Penske Automotive Group Co., 5.375%, 12/01/2024		$185,000	$175,519
Penske Automotive Group Co., 5.5%, 5/15/2026		515,000	476,375
Richemont International S.A., 1.5%, 3/26/2030	EUR	100,000	111,868

			$763,762
Supermarkets - 0.7%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024		$960,000	$925,200
Esselunga S.p.A., 0.875%, 10/25/2023	EUR	150,000	167,665
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022		$1,553,000	1,529,954
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	262,000	205,995

			$2,828,814
Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	170,000	$125,378
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		210,000	166,423
International Finance Corp., 3.25%, 7/22/2019		305,000	224,428

			$516,229
Telecommunications - Wireless - 3.5%
Altice France S.A., 6.25%, 5/15/2024 (n)		$385,000	$372,488
Altice France S.A., 8.125%, 2/01/2027 (n)		675,000	661,500
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		665,000	633,413
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		635,000	514,350
American Tower Corp., REIT, 3.5%, 1/31/2023		465,000	453,100
American Tower Corp., REIT, 1.95%, 5/22/2026	EUR	120,000	136,232
Crown Castle International Corp., 3.7%, 6/15/2026		$157,000	148,126
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		1,150,000	925,750
Millicom International Cellular S.A., 5.125%, 1/15/2028		1,554,000	1,371,405
SBA Communications Corp., 4%, 10/01/2022		1,190,000	1,148,350
SBA Communications Corp., 4.875%, 9/01/2024		770,000	747,015
SBA Tower Trust, 2.898%, 10/15/2044 (n)		220,000	219,128
SFR Group S.A., 7.375%, 5/01/2026 (n)		340,000	326,400
Sprint Corp., 7.875%, 9/15/2023		1,065,000	1,120,593

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Corp., 7.125%, 6/15/2024		$1,240,000	$1,258,600
Sprint Nextel Corp., 6%, 11/15/2022		975,000	974,610
T-Mobile USA, Inc., 6.5%, 1/15/2024		615,000	633,450
T-Mobile USA, Inc., 5.125%, 4/15/2025		815,000	808,887
T-Mobile USA, Inc., 6.5%, 1/15/2026		700,000	726,250
T-Mobile USA, Inc., 5.375%, 4/15/2027		695,000	675,888

			$13,855,535
Telephone Services - 0.4%
Level 3 Financing, Inc., 5.375%, 1/15/2024		$390,000	$382,781
Level 3 Financing, Inc., 5.375%, 5/01/2025		1,215,000	1,183,106
TELUS Corp., 5.05%, 7/23/2020	CAD	265,000	206,033

			$1,771,920
Tobacco - 0.0%
Imperial Brands Finance PLC, 1.375%, 1/27/2025	EUR	150,000	$163,055

Transportation - Services - 0.8%
Autostrade per l’Italia S.p.A., 6.25%, 6/09/2022	GBP	100,000	$133,816
Compagnie Financial et Indus Unternehmensanleihe, 0.75%, 9/09/2028	EUR	200,000	211,953
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$250,000	306,918
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	150,000	163,830
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	100,000	145,572
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		$1,790,000	1,633,375
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)		470,000	399,500
Transurban Finance Co., 1.75%, 3/29/2028	EUR	200,000	221,601

			$3,216,565
U.S. Treasury Obligations - 19.1%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$462,000	$482,591
U.S. Treasury Bonds, 3.125%, 2/15/2043 (f)		1,345,200	1,304,266
U.S. Treasury Bonds, 3.625%, 2/15/2044		305,000	321,346
U.S. Treasury Bonds, 3%, 5/15/2047		16,328,000	15,380,211
U.S. Treasury Notes, 2.75%, 9/30/2020		1,900,000	1,897,477
U.S. Treasury Notes, 2.625%, 11/15/2020		14,000,000	13,946,406
U.S. Treasury Notes, 2.625%, 7/15/2021		11,981,000	11,918,755
U.S. Treasury Notes, 2.375%, 8/15/2024		1,041,900	1,013,166
U.S. Treasury Notes, 2.125%, 9/30/2024		2,114,000	2,026,550
U.S. Treasury Notes, 2.25%, 11/15/2025		1,560,000	1,492,847
U.S. Treasury Notes, 2%, 11/15/2026		13,120,000	12,222,100
U.S. Treasury Notes, 2.75%, 2/15/2028		10,548,000	10,329,624

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 2.875%, 5/15/2028		$3,300,000	$3,262,488

			$75,597,827
Utilities - Electric Power - 2.5%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (n)		$1,280,000	$1,232,000
Covanta Holding Corp., 5.875%, 3/01/2024		995,000	958,931
Covanta Holding Corp., 5.875%, 7/01/2025		715,000	672,994
Covanta Holding Corp., 6%, 1/01/2027		1,010,000	939,300
Drax Finco PLC, 6.625%, 11/01/2025 (n)		750,000	736,875
Duke Energy Florida LLC, 3.2%, 1/15/2027		310,000	295,012
EDP Finance B.V., 5.25%, 1/14/2021 (n)		200,000	204,104
Emera U.S. Finance LP, 2.7%, 6/15/2021		98,000	94,933
Emera U.S. Finance LP, 3.55%, 6/15/2026		112,000	104,631
Enel Finance International N.V., 1.125%, 9/16/2026	EUR	200,000	210,710
Enel Finance International N.V., 3.5%, 4/06/2028 (z)		$200,000	167,288
Exelon Corp., 3.497%, 6/01/2022		151,000	146,411
Greenko Dutch B.V., 5.25%, 7/24/2024		877,000	783,775
Innogy Finance B.V., 1.625%, 5/30/2026	EUR	170,000	195,923
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	100,000	144,450
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$377,000	355,522
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)		1,110,000	1,046,175
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)		33,000	32,092
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		250,000	257,612
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		888,632	794,965
Virginia Electric & Power Co., 3.5%, 3/15/2027		475,000	458,014

			$9,831,717
Total Bonds (Identified Cost, $496,661,194)			$478,109,278

Common Stocks - 0.2%
Energy - Independent - 0.1%
Frontera Energy Corp. (a)		16,354	$159,723

Oil Services - 0.1%
LTRI Holdings LP (a)(u)		615	$546,993
Total Common Stocks (Identified Cost, $1,645,971)			$706,716

Floating Rate Loans (r) - 0.2%
Consumer Products - 0.0%
Spectrum Brands, Inc., Term Loan B, 4.425%, 6/23/2022		$127,929	$126,356

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Medical & Health Technology & Services - 0.2%
DaVita, Inc., Term Loan B, 5.094%, 6/24/2021	$550,224	$548,259
Total Floating Rate Loans (Identified Cost, $677,207)		$674,615

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	274	$2,466
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	274	2,055
Total Warrants (Identified Cost, $0)				$4,521

Investment Companies (h) - 2.9%
Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 2.31% (v) (Identified Cost, $11,622,801)			11,623,832	$11,623,832

Other Assets, Less Liabilities - (23.9)%				(94,667,660)
Net Assets - 100.0%				$396,451,302

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $11,623,832 and $479,495,130, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $164,492,512, representing 41.5% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 10.25%, 4/08/2019	3/01/12-4/02/13	$478,722	$163
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023	9/20/18-9/25/18	401,195	331,031
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.936% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	362,844	335,025
CSC Holdings LLC, 5.5%, 5/15/2026	1/13/17-7/19/17	729,090	682,748
CSC Holdings LLC, 7.5%, 4/01/2028	6/07/18-6/13/18	510,993	515,600
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	592,000	587,769
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023	11/28/18-11/29/18	185,899	185,063
Enel Finance International N.V., 3.5%, 4/06/2028	10/02/18	175,792	167,288
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.145% (LIBOR - 3mo. + 1.7%), 7/18/2031	5/17/18	940,000	930,408
Kref Ltd., 2018-FL1, “A”, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036	11/07/18	385,000	384,980
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023	8/30/18	875,591	863,475
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026	11/14/18	450,000	448,313
Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022	11/15/18	180,637	181,925
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026	11/15/18	113,179	114,085
Total Restricted Securities			$5,727,873
% of Net assets			1.4%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 11/30/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	2,207,685	USD	1,606,849	Citibank N.A.	1/11/2019	$7,804
AUD	3,149,313	USD	2,295,049	Deutsche Bank AG	1/11/2019	8,289
AUD	1,193,298	USD	850,866	JPMorgan Chase Bank N.A.	1/11/2019	21,886
AUD	2,822,294	USD	2,036,081	UBS AG	1/11/2019	28,083
EUR	2,720,000	USD	3,087,780	Goldman Sachs International	1/11/2019	3,354
EUR	408,747	USD	464,111	JPMorgan Chase Bank N.A.	1/11/2019	408
HKD	7,441,000	USD	951,643	Brown Brothers Harriman	1/11/2019	433
HKD	7,973,000	USD	1,018,803	Citibank N.A.	1/11/2019	1,342
KRW	18,240,500	USD	16,135	JPMorgan Chase Bank N.A.	1/15/2019	162
NZD	1,523,000	USD	1,000,830	Goldman Sachs International	1/11/2019	46,725
NZD	166,430	USD	108,981	NatWest Markets PLC	1/11/2019	5,494
PHP	105,000,000	USD	1,989,767	JPMorgan Chase Bank N.A.	1/22/2019	6,712
SGD	2,142	USD	1,559	JPMorgan Chase Bank N.A.	1/11/2019	3
TRY	9,715,000	USD	1,593,198	BNP Paribas S.A.	1/11/2019	229,483
TRY	2,300,000	USD	390,247	UBS AG	1/11/2019	41,267
ZAR	6,175,988	USD	438,351	Goldman Sachs International	1/11/2019	5,266
ZAR	27,655,960	USD	1,968,536	JPMorgan Chase Bank N.A.	1/11/2019	17,973
USD	1,664,627	AUD	2,273,004	Goldman Sachs International	1/11/2019	2,202
USD	126,434	CAD	164,000	Citibank N.A.	1/11/2019	2,866
USD	717,919	CAD	934,779	Citibank N.A.	1/14/2019	13,554
USD	997,801	CAD	1,314,000	Deutsche Bank AG	1/11/2019	7,746
USD	2,092,552	CAD	2,757,339	JPMorgan Chase Bank N.A.	1/11/2019	14,992

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	9,586,342	CAD	12,471,352	Merrill Lynch International	1/11/2019	$189,603
USD	2,288,718	CAD	3,015,114	UBS AG	1/11/2019	16,933
USD	116,872	EUR	101,939	Brown Brothers Harriman	1/11/2019	1,024
USD	523,368	EUR	457,357	Citibank N.A.	1/11/2019	3,605
USD	2,845,283	EUR	2,472,820	Deutsche Bank AG	1/11/2019	35,056
USD	52,148,120	EUR	44,636,678	Goldman Sachs International	1/11/2019	1,420,945
USD	2,758,896	EUR	2,374,851	Goldman Sachs International	1/14/2019	59,337
USD	3,948,275	EUR	3,416,281	JPMorgan Chase Bank N.A.	1/11/2019	65,857
USD	1,671,886	EUR	1,445,426	UBS AG	1/11/2019	29,238
USD	606,040	GBP	462,490	Citibank N.A.	1/11/2019	15,327
USD	11,467,346	GBP	8,676,504	Deutsche Bank AG	1/11/2019	385,347
USD	39,809	JPY	4,461,000	Goldman Sachs International	1/11/2019	357
USD	9,744,972	JPY	1,083,850,442	JPMorgan Chase Bank N.A.	1/11/2019	159,835
USD	21,466	MXN	408,735	Goldman Sachs International	1/11/2019	1,500
USD	4,209,964	NOK	35,336,078	Goldman Sachs International	1/11/2019	90,858

						$2,940,866

Liability Derivatives
AUD	2,900,000	USD	2,121,784	Merrill Lynch International	1/11/2019	$(788)
CAD	524,000	USD	400,599	Brown Brothers Harriman	1/11/2019	(5,783)
CAD	2,090,364	USD	1,609,359	JPMorgan Chase Bank N.A.	1/11/2019	(34,341)
CHF	11,082	USD	11,343	Goldman Sachs International	1/11/2019	(201)
DKK	31,438	USD	4,926	Citibank N.A.	1/11/2019	(138)
EUR	4,048,258	USD	4,663,942	Brown Brothers Harriman	1/11/2019	(63,315)
EUR	903,578	USD	1,040,115	Citibank N.A.	1/11/2019	(13,248)
EUR	306,606	USD	357,187	Deutsche Bank AG	1/11/2019	(8,746)
EUR	1,013,000	USD	1,163,375	JPMorgan Chase Bank N.A.	1/11/2019	(12,156)
EUR	1,127,320	USD	1,300,592	UBS AG	1/11/2019	(19,453)
GBP	255,149	USD	337,100	Brown Brothers Harriman	1/11/2019	(11,213)
GBP	1,111,000	USD	1,433,801	Citibank N.A.	1/11/2019	(14,784)
GBP	990,000	USD	1,288,250	Goldman Sachs International	1/11/2019	(23,780)
GBP	539,000	USD	701,338	UBS AG	1/11/2019	(12,904)
JPY	222,212,000	USD	1,985,431	Merrill Lynch International	1/11/2019	(20,277)
JPY	186,544,602	USD	1,674,546	UBS AG	1/11/2019	(24,821)
NOK	842,000	USD	99,391	Brown Brothers Harriman	1/11/2019	(1,240)
NOK	49,585,912	USD	6,091,263	Goldman Sachs International	1/11/2019	(311,061)
SEK	9,048,000	USD	998,257	Deutsche Bank AG	1/11/2019	(372)
SEK	17,869,000	USD	2,012,053	Merrill Lynch International	1/11/2019	(41,318)
USD	7,340,412	AUD	10,272,489	Deutsche Bank AG	1/11/2019	(172,662)
USD	59,218	AUD	83,000	Goldman Sachs International	1/11/2019	(1,486)
USD	1,907,505	AUD	2,675,160	JPMorgan Chase Bank N.A.	1/11/2019	(49,049)
USD	1,979,753	CAD	2,631,000	Merrill Lynch International	1/11/2019	(2,616)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
USD	471,328	CAD	625,979	UBS AG	1/11/2019	$(326)
USD	392,230	EUR	346,000	Citibank N.A.	1/11/2019	(981)
USD	107,570	EUR	94,945	Goldman Sachs International	1/11/2019	(330)
USD	1,952,859	HKD	15,267,000	UBS AG	1/11/2019	(553)
USD	435,543	JPY	49,273,956	Citibank N.A.	1/11/2019	(216)
USD	2,170,581	NOK	18,641,093	JPMorgan Chase Bank N.A.	1/11/2019	(2,400)
USD	1,131,785	NZD	1,650,000	Citibank N.A.	1/11/2019	(3,124)
USD	1,467,486	NZD	2,157,000	Goldman Sachs International	1/11/2019	(16,150)
USD	980,380	SEK	8,900,000	Citibank N.A.	1/11/2019	(1,182)
USD	779,260	ZAR	11,382,266	Deutsche Bank AG	1/11/2019	(38,321)
USD	1,476,315	ZAR	21,757,000	JPMorgan Chase Bank N.A.	1/11/2019	(86,475)

						$(995,810)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
German Euro-Buxl 30 yr	Long	EUR	2	$404,386	December - 2018	$4,614
U.S. Treasury Note 2 yr	Long	USD	37	7,806,422	March - 2019	3,698
U.S. Treasury Note 5 yr	Long	USD	7	790,727	March - 2019	1,452
U.S. Treasury Ultra Bond	Long	USD	32	4,877,000	March - 2019	6,131

						$15,895

Liability Derivatives
Interest Rate Futures
German Euro-Bobl 5 yr	Short	EUR	160	$23,904,523	December - 2018	$(196,253)
German Euro-Bund 10 yr	Short	EUR	56	10,241,251	December - 2018	(146,748)
Long Gilt 10 yr	Short	GBP	3	468,822	March - 2019	(1,692)
U.S. Treasury Note 10 yr	Short	USD	487	58,173,672	March - 2019	(222,370)
U.S. Treasury Ultra Note 10 yr	Short	USD	47	5,945,500	March - 2019	(28,444)
U.S. Treasury Ultra Bond 30 yr	Short	USD	1	139,906	March - 2019	(689)

						$(596,196)

At November 30, 2018, the fund had liquid securities with an aggregate value of $926,909 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $498,984,372)	$479,495,130
Investments in affiliated issuers, at value (identified cost, $11,622,801)	11,623,832
Cash	2,466
Foreign currency, at value (identified cost, $773,610)	762,965
Receivables for
Forward foreign currency exchange contracts	2,940,866
Investments sold	3,199,300
Interest	5,312,663
Other assets	3,751
Total assets	$503,340,973
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	172,687
Forward foreign currency exchange contracts	995,810
Daily variation margin on open futures contracts	78,556
Investments purchased	5,028,022
Capital shares reacquired	215,009
Payable to affiliates
Investment adviser	12,654
Transfer agent and dividend disbursing costs	1,329
Payable for independent Trustees’ compensation	10,206
Accrued interest expense	231,437
Accrued expenses and other liabilities	143,961
Total liabilities	$106,889,671
Net assets	$396,451,302
Net assets consist of
Paid-in capital	$437,935,660
Total distributable earnings (loss)	(41,484,358)
Net assets	$396,451,302
Shares of beneficial interest outstanding (47,166,834 shares authorized less 176,928 capital shares to be retired)	46,989,906
Net asset value per share (net assets of $396,451,302 / 46,989,906 shares of beneficial interest outstanding)	$8.44

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$22,269,023
Dividends from affiliated issuers	159,777
Other	39,261
Foreign taxes withheld	(8,335)
Total investment income	$22,459,726
Expenses
Management fee	$2,359,724
Transfer agent and dividend disbursing costs	58,303
Administrative services fee	71,692
Independent Trustees’ compensation	60,447
Stock exchange fee	48,055
Custodian fee	55,958
Shareholder communications	166,457
Audit and tax fees	81,748
Legal fees	17,468
Interest expense and fees	2,414,463
Miscellaneous	63,743
Total expenses	$5,398,058
Net investment income (loss)	$17,061,668
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(5,175,869)
Affiliated issuers	1,125
Futures contracts	2,010,026
Forward foreign currency exchange contracts	3,510,203
Foreign currency	27,949
Net realized gain (loss)	$373,434
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(25,501,352)
Affiliated issuers	1,169
Futures contracts	(959,586)
Forward foreign currency exchange contracts	1,717,144
Translation of assets and liabilities in foreign currencies	(27,359)
Net unrealized gain (loss)	$(24,769,984)
Net realized and unrealized gain (loss)	$(24,396,550)
Change in net assets from operations	$(7,334,882)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/18	11/30/17
Change in net assets
From operations
Net investment income (loss)	$17,061,668	$19,512,041
Net realized gain (loss)	373,434	3,230,744
Net unrealized gain (loss)	(24,769,984)	13,229,301
Change in net assets from operations	$(7,334,882)	$35,972,086
Distributions to shareholders (a)	$(21,051,651)	$(16,248,537)
Tax return of capital distributions to shareholders	$(13,356,181)	$(21,298,942)
Change in net assets from fund share transactions	$(18,396,721)	$(18,955,628)
Total change in net assets	$(60,139,435)	$(20,531,021)
Net assets
At beginning of period	456,590,737	477,121,758
At end of period (b)	$396,451,302	$456,590,737

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended November 30, 2017, distributions from net investment income were $16,248,537.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended November 30, 2017, end of period net assets included accumulated distributions in excess of net investment income of $2,325,135.

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/18

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$(7,334,882)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(523,207,989)
Proceeds from disposition of investment securities	559,347,635
Purchases of short-term investments, net	(5,818,603)
Realized gain/loss on investments	5,175,869
Unrealized appreciation/depreciation on investments	25,500,183
Unrealized appreciation/depreciation on foreign currency contracts	(1,717,144)
Net amortization/accretion of income	1,059,592
Decrease in interest receivable	579,925
Decrease in accrued expenses and other liabilities	(23,422)
Decrease in receivable for daily variation margin on open futures contracts	215,223
Increase in payable for daily variation margin on open futures contracts	78,556
Decrease in other assets	176
Increase in interest payable	80,323
Net cash provided by operating activities	$53,935,442
Cash flows from financing activities:
Distributions paid in cash	(34,430,360)
Repurchase of shares of beneficial interest	(19,580,756)
Net cash used by financing activities	$(54,011,116)
Net decrease in cash	$(75,674)
Cash:
Beginning of period (including foreign currency of $5,356)	$841,105
End of period (including foreign currency of $762,965)	$765,431

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2018 for interest was $2,334,140.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	11/30/18	11/30/17	11/30/16		11/30/15	11/30/14
Net asset value, beginning of period	$9.26	$9.26	$9.20		$10.17	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.39	$0.46	(c)	$0.49	$0.52
Net realized and unrealized gain (loss)	(0.50)	0.33	0.32		(0.68)	0.04
Total from investment operations	$(0.15)	$0.72	$0.78		$(0.19)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.32)	$(0.50)		$(0.81)	$(0.58)
From tax return of capital	(0.28)	(0.43)	(0.24)		—	—
Total distributions declared to shareholders	$(0.71)	$(0.75)	$(0.74)		$(0.81)	$(0.58)
Net increase from repurchase of capital shares	$0.04	$0.03	$0.02		$0.03	$0.02
Net asset value, end of period (x)	$8.44	$9.26	$9.26		$9.20	$10.17
Market value, end of period	$7.41	$8.40	$8.35		$7.92	$8.81
Total return at market value (%)	(3.56)	9.67	15.19		(1.28)	4.68
Total return at net asset value (%) (j)(r)(s)(x)	(0.36)	9.02	9.97	(c)	(0.66)	6.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.05	0.99	(c)	0.90	0.87
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	0.87
Net investment income (loss)	4.00	4.16	5.01	(c)	5.01	5.09
Portfolio turnover	96	52	43		37	44
Net assets at end of period (000 omitted)	$396,451	$456,591	$477,122		$484,037	$548,530
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	0.70	0.71	0.73	(c)	0.73	0.72
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000		$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$4,965	$5,566	$5,771		$5,840	$6,485

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)

Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”). For entities that have restricted cash and are required to present a statement of cash flows, ASU 2016-18 changes the cash flow presentation for restricted cash. Management has evaluated the potential impacts of ASU 2016-18 and expects that the effects of the fund’s adoption will be limited to the reclassification of restricted cash on the fund’s Statement of Cash Flows and the addition of disclosures regarding the nature of the restrictions on restricted cash. ASU 2016-18 will be effective for annual reporting periods beginning after December 15, 2017, and interim periods within those annual periods.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to

Notes to Financial Statements – continued

the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for

Notes to Financial Statements – continued

which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$4,521	$546,993	$551,514
Columbia	159,723	—	—	159,723
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	75,597,827	—	75,597,827
Non-U.S. Sovereign Debt	—	100,075,144	—	100,075,144
Municipal Bonds	—	707,731	—	707,731
U.S. Corporate Bonds	—	198,667,189	—	198,667,189
Residential Mortgage-Backed Securities	—	20,393,843	—	20,393,843
Commercial Mortgage-Backed Securities	—	1,904,429	—	1,904,429
Asset-Backed Securities (including CDOs)	—	9,006,753	—	9,006,753
Foreign Bonds	—	71,756,362	—	71,756,362
Floating Rate Loans	—	674,615	—	674,615
Mutual Funds	11,623,832	—	—	11,623,832
Total	$11,783,555	$478,788,414	$546,993	$491,118,962

Other Financial Instruments
Futures Contracts – Assets	$15,895	$—	$—	$15,895
Futures Contracts – Liabilities	(596,196)	—	—	(596,196)
Forward Foreign Currency Exchange Contracts – Assets	—	2,940,866	—	2,940,866
Forward Foreign Currency Exchange Contracts – Liabilities	—	(995,810)	—	(995,810)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/17	$546,993
Change in unrealized appreciation or depreciation	0
Balance as of 11/30/18	$546,993

The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2018 is $0. At November 30, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$15,895	$(596,196)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,940,866	(995,810)
Total		$2,956,761	$(1,592,006)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,010,026	$—	$(24,250)
Foreign Exchange	—	3,510,203	—
Total	$2,010,026	$3,510,203	$(24,250)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(959,586)	$—
Foreign Exchange	—	1,717,144
Total	$(959,586)	$1,717,144

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a

Notes to Financial Statements – continued

reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Notes to Financial Statements – continued

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains and a capital loss carryforward, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/18	Year ended 11/30/17
Ordinary income (including any short-term capital gains)	$21,051,651	$16,248,537
Tax return of capital (b)	13,356,181	21,298,942
Total distributions	$34,407,832	$37,547,479

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/18
Cost of investments	$516,119,781
Gross appreciation	1,558,993
Gross depreciation	(25,195,057)
Net unrealized appreciation (depreciation)	$(23,636,064)
Capital loss carryforwards	(17,660,306)
Other temporary differences	(187,988)

Notes to Financial Statements – continued

As of November 30, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(5,165,645)
Long-Term	(12,494,661)
Total	$(17,660,306)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2018 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2018, these fees paid to MFSC amounted to $15,650.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2018 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,368 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the

Notes to Financial Statements – continued

DB plan amounted to $10,193 at November 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2018, the fee paid by the fund under this agreement was $686 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended November 30, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$157,638,785	$134,563,380
Non-U.S. Government securities	$336,153,828	$385,414,832

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 2,302,529 shares of beneficial interest during the year ended November 30, 2018 at an average price per share of $7.99 and a weighted average discount of 9.69% per share. The fund repurchased 2,208,712 shares of beneficial interest during the year ended November 30, 2017 at an average price per share of $8.58 and a weighted average discount of 8.21% per share. Transactions in fund shares were as follows:

	Year ended 11/30/18		Year ended 11/30/17
	Shares	Amount	Shares	Amount
Capital shares reacquired	(2,302,529)	$(18,396,721)	(2,208,712)	$(18,955,628)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 31, 2018, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2019. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR

Notes to Financial Statements – continued

plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 2, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $2,411,143 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2018, the average loan balance was $100,000,000 at a weighted average annual interest rate of 2.41%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		5,804,640	229,426,701	(223,607,509)	11,623,832

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$1,125	$1,169	$—	$159,777	$11,623,832

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $1,280,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund

Notes to Financial Statements – continued

would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Charter Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 15, 2019

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 4, 2018, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
John A. Caroselli	37,701,781.307	4,770,480.560
Clarence Otis, Jr.	37,328,028.307	4,744,233.560
Robin A. Stelmach	37,348,803.307	4,723,458.560

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	2019	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	2021	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	2020	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	2020	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	2021	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	2019	135	Private investor	N/A
Michael Hegarty (age 74)	Trustee	December 2004	2020	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Peter D. Jones (age 63)	Trustee	January 2019	2020	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A
James W. Kilman, Jr. (age 57)	Trustee	January 2019	2021	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	2021	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	2019	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	2019	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	N/A	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	N/A	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	N/A	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	N/A	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	N/A	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	N/A	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the

Trustees and Officers – continued

Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector	Ernst & Young LLP
Ward Brown	200 Clarendon Street
David Cole	Boston, MA 02116
Pilar Gomez-Bravo
Joshua Marston
Robert Persons
Matt Ryan
Michael Skatrud
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2017 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel

Board Review of Investment Advisory Agreement – continued

providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 16th out of a total of 25 funds in the Broadridge performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 22nd out of a total of 30 funds for the one-year period and 14th out of a total of 21 funds for the five-year period ended December 31, 2017. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2017 (one-year: 7.4% total return for the Fund versus 5.7% total return for the benchmark; three-year: 6.3% total return for the Fund versus 4.7% total return for the benchmark; five-year: 5.6% total return for the Fund versus 4.2% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions

Board Review of Investment Advisory Agreement – continued

regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/closedendfunds by choosing the fund’s name.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2018 and 2017, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Charter Income Trust	57,913	56,683

For the fiscal years ended November 30, 2018 and 2017, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Charter Income Trust	11,608	11,358	10,676	10,452	1,139	1,160

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	1,728,076	1,603,983	0	0	103,950	101,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	2,135,349	1,860,403

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Effective January 1, 2019, the members of the Audit Committee are Messrs. Steven E. Buller, Clarence Otis, Jr., James W. Kilman, Jr., and Michael Hegarty and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective March 1, 2018, Michael Skatrud became a portfolio manager of the Fund. Effective June 30, 2018, Richard Hawkins is no longer a portfolio manager of the Fund. Effective September 1, 2018, William Adams is no longer a portfolio manager of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	March 2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2017, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Pilar Gomez-Bravo

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Joshua Marston	Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

	Michael Skatrud[1]	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Robert Spector

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

Erik Weisman	Citigroup World Government Bond Non-Dollar Hedged Index

[1]	Information is as of March 1, 2018.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2018. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Joshua Marston	N
Robert Persons	N
Matt Ryan	N
Michael Skatrud[1]	N
Robert Spector	N
Erik Weisman	N

[1]	Mr. Skatrud became a Portfolio Manager of the Fund on March 1, 2018.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2018:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$10.5 billion	5	$2.9 billion	3	$1.2 billion
David Cole	12	$7.6 billion	4	$1.4 billion	1	$42.3 million
Pilar Bravo-Gomez	5	$4.2 billion	4	$2.7 billion	3	$743 million
Joshua Marston	10	$20.3 billion	8	$1.1 billion	13	$218.5 million
Robert Persons	17	$28.5 billion	9	$3.8 billion	7	$974.2 million
Matt Ryan	9	$10.9 billion	6	$3.4 billion	3	$1.2 billion
Michael Skatrud (Became a Portfolio Manager of the Fund on March 1, 2018)	11	$7.6 billion	5	$723 million	1	$42.3 million
Robert Spector	5	$4.2 billion	9	$4.5 billion	47	$2.3 billion
Erik Weisman	7	$5.3 billion	4	$2.7 billion	2	$718.5 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/17-12/31/17	172,240	8.54	172,240	4,424,916
1/01/18-1/31/18	256,249	8.40	256,249	4,168,667
2/01/18-2/28/18	304,409	8.19	304,409	3,864,258
3/01/18-3/31/18	106,825	8.16	106,825	3,757,433
4/01/18-4/30/18	144,344	8.14	144,344	3,613,089
5/01/18-5/31/18	130,403	8.02	130,403	3,482,686
6/01/18-6/30/18	49,751	7.92	49,751	3,432,935
7/01/18-7/31/18	197,989	7.87	197,989	3,234,946
8/01/18-8/31/18	355,219	7.95	355,219	2,879,727
9/01/18-9/30/18	76,210	7.84	76,210	2,803,517
10/1/18-10/31/18	288,238	7.57	288,238	4,461,641
11/1/18-11/30/18	220,652	7.38	220,652	4,240,989

Total	2,302,529	7.99	2,302,529

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2018 plan year is 4,749,879.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2018, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States

Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2019

*	Print name and title of each signing officer under his or her signature.